Debt	12 Months Ended
Sep. 30, 2013
Debt [Abstract]
Debt Disclosure [Text Block]
DEBT
Debt consists of the following:

	September 30, 2013		September 30, 2012
	Amount	Rate	Amount	Rate
Term Loan, due December 17, 2019	$594,709	4.7%	$—	—
Term Loan, due September 4, 2019	300,000	3.6%	—	—
Term Loan, due September 4, 2017	850,000	3.0%	—	—
Former term loan facility	—	—	370,175	5.1%
9.5% Notes, due June 15, 2018	—	—	950,000	9.5%
6.375% Notes, due November 15, 2020	520,000	6.4%	—	—
6.625% Notes, due November 15, 2022	570,000	6.6%	—	—
6.75% Notes, due March 15, 2020	300,000	6.8%	300,000	6.8%
ABL Facility, expiring May 24, 2017	—	5.7%	—	4.3%
Other notes and obligations	28,468	8.5%	18,059	10.9%
Capitalized lease obligations	67,402	6.2%	26,683	6.2%
	$3,230,579		$1,664,917
Original issuance (discounts) premiums on debt	(11,716)		4,383
Less: current maturities	102,921		16,414
Long-term debt	$3,115,942		$1,652,886

The Company’s aggregate scheduled maturities of debt and capital lease obligations as of September 30, 2013 are as follows:

2014	$102,921
2015	79,252
2016	77,717
2017	671,668
2018	11,906
Thereafter	2,287,115
$3,230,579

The Company has the following debt instruments outstanding at September 30, 2013: (i) a senior secured term loan pursuant to a senior credit agreement (the “Senior Credit Agreement”); (ii) 6.75% unsecured notes (the “6.75% Notes”); (iii) 6.375% unsecured notes (the “6.375% Notes”); (iv) 6.625% unsecured notes (the “6.625% Notes”); and (v) a $400 million asset based lending revolving credit facility (the “ABL Facility,” and, together with the Term Loan, (the “Senior Credit Facilities”).
Term Loan
On December 17, 2012, Spectrum Brands entered into a senior term loan facility, maturing December 17, 2019, which provides for borrowings in an aggregate principal amount of $800,000, with $100,000 in Canadian dollar equivalents (the "HHI Term Loan") in connection with the acquisition of the HHI Business. A portion of the HHI Term Loan proceeds were used to refinance the former term loan facility, which was scheduled to mature on June 17, 2016, and had an aggregate amount outstanding of $370,175 prior to refinancing. In connection with the refinancing, the Company recorded accelerated amortization of portions of the unamortized discount and unamortized Debt issuance costs related to the former term loan facility totaling $5,485 as an adjustment to Interest expense during Fiscal 2013.
On September 4, 2013, Spectrum Brands amended the senior term loan facility, issuing a tranche maturing September 4, 2017, which provides for borrowings in an aggregate principal amount of $850,000, and a tranche maturing September 4, 2019, which provides borrowings in an aggregate principal amount of $300,000, (together with the HHI Term Loan, the "Term Loan"). The proceeds from the amendment were used to extinguish the former 9.5% Notes, which were scheduled to mature on June 15, 2018, and for general corporate purposes. The 9.5% Notes had an outstanding amount of $950,000 prior to extinguishment.
The Term Loan contains financial covenants with respect to debt, including, but not limited to, a fixed charge ratio. In addition, the Term Loan contains customary restrictive covenants, including, but not limited to, restrictions on the Company's ability to incur additional indebtedness, create liens, make investments or specified payments, give guarantees, pay dividends, make capital expenditures and merge or acquire or sell assets. Pursuant to a guarantee and collateral agreement, the Company, its domestic subsidiaries and its Canadian subsidiaries have guaranteed their respective obligations under the Term Loan and related loan documents and have pledged substantially all of their respective assets to secure such obligations. The Term Loan also provides for customary events of default, including payment defaults and cross-defaults on other material indebtedness.
The HHI Term Loan was issued at a 1.0% discount and recorded net of the $8,000 discount incurred. The discount is reflected as an adjustment to the carrying value of principal, and is being amortized with a corresponding charge to interest expense over the remaining life of the debt. In connection with the issuance of the HHI Term Loan, the Company recorded $19,328 of fees during Fiscal 2013, of which $16,907 are classified as Debt issuance costs within the accompanying Consolidated Statements of Financial Position and is being amortized as an adjustment to interest expense over the remaining life of the HHI Term Loan, with the remainder of $2,421 reflected as an increase to Interest expense during Fiscal 2013.
The tranches related to the amendment of the Term Loan were issued at a .5% discount and recorded net of the $5,750 discount incurred. The discount is reflected as an adjustment to the carrying value of principal, and is being amortized with a corresponding charge to interest expense over the remaining life of the debt. In connection with the amendment of the Term Loan, the Company recorded $16,381 of fees during Fiscal 2013 which are classified as Debt issuance costs within the accompanying Consolidated Statements of Financial Position and is being amortized as an adjustment to interest expense over the remaining life of the Term Loan.
6.375% Notes and 6.625% Notes
On December 17, 2012, in connection with the acquisition of the HHI Business, Spectrum Brands assumed $520,000 aggregate principal amount of 6.375% Notes at par value, due November 15, 2020 (the "6.375% Notes"), and $570,000 aggregate principal amount of 6.625% Notes at par value, due November 15, 2022 (the "6.625% Notes"), previously issued by Spectrum Brands Escrow Corporation. The 6.375% Notes and the 6.625% Notes are unsecured and guaranteed by Spectrum Brands’ parent company, SB/RH Holdings, LLC, as well as by existing and future domestic restricted subsidiaries.
The Company may redeem all or a part of the 6.375% Notes and the 6.625% Notes, upon not less than 30 or more than 60 days notice, at specified redemption prices. Further, the indenture governing the 6.375% Notes and the 6.625% Notes (the “2020/22 Indenture”) requires the Company to make an offer, in cash, to repurchase all or a portion of the applicable outstanding notes for a specified redemption price, including a redemption premium, upon the occurrence of a change of control of the Company, as defined in such indenture.
The 2020/22 Indenture contains customary covenants that limit, among other things, the incurrence of additional indebtedness, payment of dividends on or redemption or repurchase of equity interests, the making of certain investments, expansion into unrelated businesses, creation of liens on assets, merger or consolidation with another company, transfer or sale of all or substantially all assets, and transactions with affiliates.
In addition, the 2020/22 Indenture provides for customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to make payments when due or on acceleration of certain other indebtedness, and certain events of bankruptcy and insolvency. Events of default under the 2020/22 Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the 6.375% Notes and the 6.625% Notes. If any other event of default under the 2020/22 Indenture occurs and is continuing, the trustee for the 2020/22 Indenture or the registered holders of at least 25% in the then aggregate outstanding principal amount of the 6.375% Notes, or the 6.625% Notes, may declare the acceleration of the amounts due under those notes.

The Company recorded $12,906 and $14,127 of fees in connection with the offering of the 6.375% Notes and the 6.625% Notes, respectively, during Fiscal 2013. The fees are classified as Debt issuance costs within the accompanying Consolidated Statements of Financial Position and are being amortized as an adjustment to interest expense over the respective remaining lives of the 6.375% Notes and the 6.625% Notes.
9.5% Notes
On August 6, 2013, the Company launched a cash tender offer (the “Tender Offer”) and consent solicitation (the “Consent Solicitation”) with respect to any and all of its outstanding 9.5% Senior Secured Notes due in 2018 (the “9.5% Notes”). Pursuant to the Consent Solicitation, the Company received consents to the adoption of certain amendments to the indenture governing the 9.5% Notes to, among other things, eliminate substantially all of the restrictive covenants, certain events of default and other related provisions. The terms of the Tender Offer provided that holders of the 9.5% Notes who tendered their 9.5% Notes prior to the expiration of a consent solicitation period, which ended August 19, 2013, would receive tender offer consideration and a consent payment. Holders tendering their 9.5% Notes subsequent to expiration of the consent solicitation period, but prior to the September 3, 2013 expiration of the Tender Offer period, would receive only tender offer consideration. As of the expiration of the consent solicitation period, holders of the 9.5% Notes had tendered approximately $893,067 of the 9.5% Notes. Following the expiration of the consent solicitation period, an additional $5,000 of the 9.5% Notes were tendered. Following expiration of the Tender Offer period, the Company paid the trustee principal, interest and a call premium sufficient to redeem the remaining approximately $51,933 of the 9.5% Notes not tendered on the redemption date, October 7, 2013. The trustee under the indenture governing the 9.5% Notes accepted those funds in trust for the benefit of the holders of the 9.5% Notes and has acknowledged the satisfaction and discharge of the 9.5% Notes and the indenture governing the 9.5% Notes.

In connection with the Tender Offer, the Company recorded $105,640 of fees and expenses as a cash charge to Interest expense in the Consolidated Statements of Operations during Fiscal 2013. In connection with the satisfaction and discharge process, the Company recorded cash charges of $5,667 to Interest expense in the Consolidated Statements of Operations during Fiscal 2013. In addition, $10,911 of debt issuance costs and unamortized premium related to the 9.5% Notes were written off as a non-cash charge to Interest expense in the Consolidated Statements of Operations during Fiscal 2013.
ABL Facility
On December 17, 2012 the Company exercised its option to increase its asset based lending revolving credit facility (the "ABL Facility") from $300,000 to $400,000 and extend the maturity to May 24, 2017. In connection with the increase and extension, the Company incurred $323 of fees during Fiscal 2013. The fees are classified as Debt issuance costs within the accompanying Consolidated Statements of Financial Position and are being amortized as an adjustment to interest expense over the remaining life of the ABL Facility.
On March 28, 2013, the Company amended its ABL Facility to conform certain provisions to reflect the acquisition of the HHI Business. In connection with the amendment, the Company incurred $206 of fees during Fiscal 2013. The fees are classified as Debt issuance costs within the accompanying Consolidated Statements of Financial Position and are being amortized as an adjustment to interest expense over the remaining life of the ABL Facility.
As a result of borrowings and payments under the ABL Facility, at September 30, 2013, the Company had aggregate borrowing availability of approximately $288,901, net of lender reserves of $8,559 and outstanding letters of credit of $37,191.